                                                                EXHIBIT 99(a)(2)

                             LETTER OF TRANSMITTAL
                              TO TENDER SHARES OF
                                 COMMON STOCK
                                      AND
                             CLASS B COMMON STOCK
                                      OF
                       ALL AMERICAN COMMUNICATIONS, INC.
                            AT $25.50 NET PER SHARE
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED OCTOBER 7, 1997
                                      BY
                         PEARSON MERGER COMPANY, INC.
                         A WHOLLY OWNED SUBSIDIARY OF
                                  PEARSON PLC

                     THE OFFER AND WITHDRAWAL RIGHTS WILL
                 EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
          ON TUESDAY, NOVEMBER 4, 1997, UNLESS THE OFFER IS EXTENDED.

  The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of the Company or his broker, dealer, commercial bank or other nominee to the Depositary at one of its addresses set forth below.

                       The Depositary for the Offer is:
                   CHASEMELLON SHAREHOLDER SERVICES, L.L.C.

           By Mail:                                  By Overnight Delivery:                           By Hand:
ChaseMellon Shareholder Services, L.L.C.  ChaseMellon Shareholder Services, L.L.C. ChaseMellon Shareholder Services, L.L.C.
          Post Office Box 3305              85 Challenger Road, Mail Drop-Reorg                  120 Broadway
       South Hackensack, NJ 07606                Ridgefield Park, NJ 07660                        13th Floor
    Attn: Reorganization Department           Attn: Reorganization Department              New York, New York 10271
                                                                                       Attn: Reorganization Department

           Facsimile Transmission                          Confirm Facsimile by Telephone:
      (For Eligible Institutions Only)                             (201) 329-8936
               (201) 296-4860

                                ---------------

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or if delivery is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") or the Philadelphia Depository Trust Company ("PDTC") (each, a "Book-Entry Transfer Facility" and collectively, the "Book-Entry Transfer Facilities") pursuant to the procedures set forth in Section 3 of the Offer to Purchase (as defined below).

  Stockholders whose certificates evidencing Shares ("Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Introduction to the Offer to Purchase) or who cannot comply with the book-entry transfer procedures on a timely basis must tender their Shares according to the guaranteed delivery procedure set forth in
Section 3 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH ONE OF THE BOOK-ENTRY TRANSFER FACILITIES AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution: _____________________________________________

   Check Box of Book-Entry Transfer Facility (Check one):

     [_] The Depository Trust Company            [_] Philadelphia Depository
                                                     Trust Company

   Account Number: ____________________________________________________________

   Transaction Code Number: ___________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY SENT TO THE DEPOSITARY PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

   Name(s) of Registered Owner(s): ____________________________________________

   Window Ticket Number (if any): _____________________________________________

   Date of Execution of Notice of Guaranteed Delivery: ________________________

   Name of Institution that Guaranteed Delivery: ______________________________

   Check Box of Book-Entry Transfer Facility if Delivered by Book-Entry Transfer (check one):

     [_] The Depository Trust Company            [_] Philadelphia Depository
                                                     Trust Company

   Account Number (if delivered by Book-Entry Transfer):_______________________

   Transaction Code Number: ___________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Pearson Merger Company, Inc., a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Pearson plc, a company incorporated under the laws of England ("Parent"), the above-described shares of Common Stock, $.0001 par value per share (the "Common Stock") and/or shares of Class B Common Stock, $.0001 par value per share (the "Class B Common Stock," and together with the Common Stock, the "Shares"), of All American Communications, Inc., a Delaware corporation (the "Company"), at $25.50 per Share, net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated October 7, 1997 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, as amended or supplemented from time to time, together constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or in part from time to time to Parent or one or more direct or indirect wholly owned subsidiaries of Parent, the right to purchase Shares tendered pursuant to the Offer.

  Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby and all other Shares or other securities or property issued or issuable in respect thereof on or after October 1, 1997 (such other Shares, securities or property other than the Shares being referred to herein as the "Other Securities") and irrevocably appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares and all Other Securities with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver Share Certificates evidencing such Shares and all Other Securities, or transfer ownership of such Shares and all Other Securities on the account books maintained by any of the Book-Entry Transfer Facilities, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase), (b) present such Shares and all Other Securities for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and all Other Securities, all in accordance with the terms of the Offer.

  The undersigned hereby irrevocably appoints Purchaser, its officers and designees, and each of them, the attorneys and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights, including to exercise such voting and other rights as each such attorney and proxy or his (or her) substitute shall, in his (or her) sole discretion, deem proper, and otherwise act (including pursuant to written consent), with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser (and any and all Other Securities issued or issuable in respect thereof on or after October 1, 1997), which the undersigned is entitled to vote at any meeting of stockholders of the Company (whether annual or special and whether or not an adjourned meeting), or written consent in lieu of such meeting, or otherwise. This proxy and power of attorney is coupled with an interest in the Shares tendered hereby and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall, without further action, revoke all prior proxies and consents granted by the undersigned with respect to such Shares (and all Shares and other securities issued in Other Securities in respect of such Shares), and no subsequent proxy or power of attorney or written consent shall be given (and if given or executed, shall be deemed not to be effective) with respect thereto by the undersigned. Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser is able to exercise full voting and other rights with respect to such Shares (including voting at any meeting of stockholders then scheduled or acting by written consent without a meeting).

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and all Other Securities, and that when such Shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that none of such Shares and Other Securities will be subject to any adverse claim. The undersigned, upon request, shall execute and deliver any signature guarantees or additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby and all Other Securities. In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser all Other Securities in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer, and pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of such Other Securities and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by Purchaser in its sole discretion.

  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

  Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Share Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Share Certificates evidencing Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." If both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any Share Certificates evidencing Shares not purchased (together with accompanying documents as appropriate) in the name(s) of, and deliver said check and/or return such Share Certificates to, the person or persons so indicated. Stockholders tendering Shares by book-entry transfer may request that any Shares not accepted for payment be returned by crediting such account maintained at DTC or PDTC as such stockholder may designate by making an appropriate entry under "Special Payment Instructions." The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

  SPECIAL PAYMENT INSTRUCTIONS (SEE        SPECIAL DELIVERY INSTRUCTIONS (SEE
     INSTRUCTIONS 1, 5, 6, AND 7)                INSTRUCTIONS 5 AND 7)


  To be completed ONLY if the               To be completed ONLY if the
 check for the purchase price of           check for the purchase price of
 Shares purchased or Share Certif-         Shares purchased or Share Certif-
 icates evidencing Shares not ten-         icates evidencing Shares not ten-
 dered or not purchased are to be          dered or not purchased are to be
 issued in the name of someone             mailed to someone other than the
 other than the undersigned.               undersigned, or to the under-
                                           signed at an address other than
                                           that shown under "Description of
                                           Shares Tendered."

 Issue                                     Mail

  [_] Check and/or  [_] Certificate(s)      [_] Check and/or    [_] Certificate(s)

 To:

 ----------------------------------        To:

 ----------------------------------        ----------------------------------
       NAME(S) (PLEASE PRINT)                     NAME (PLEASE PRINT)


 Address                                   Address

 ----------------------------------        ----------------------------------
 ----------------------------------        ----------------------------------
 ----------------------------------        ----------------------------------
         (INCLUDE ZIP CODE)                        (INCLUDE ZIP CODE)

 ----------------------------------
    (TAXPAYER IDENTIFICATION OR
        SOCIAL SECURITY NO.)
     (SEE SUBSTITUTE FORM W-9)



[_]CHECK HERE IF ANY OF THE SHARE CERTIFICATES THAT YOU OWN AND WISH TO TENDER
   HAVE BEEN LOST, DESTROYED OR STOLEN. (SEE INSTRUCTION 11.)

  Number of Shares represented by lost, destroyed or stolen certificates:


                            STOCKHOLDERS SIGN HERE
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)
 X __________________________________________________________________________
 X __________________________________________________________________________
                         SIGNATURE(S) OF STOCKHOLDER(S)

 Dated:_____________ 1997

 (Must be signed by registered holder(s) as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any other person acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)

 ----------------------------------------------------------------------------
                                   (NAME(S))

 ----------------------------------------------------------------------------
                             (PLEASE PRINT OR TYPE)

 ----------------------------------------------------------------------------
                             CAPACITY (FULL TITLE)

 ----------------------------------------------------------------------------
    ADDRESS

 ----------------------------------------------------------------------------
                                                                    ZIP CODE

 ----------------------------------        ----------------------------------
   AREA CODE AND TELEPHONE NUMBER             TAX IDENTIFICATION OR SOCIAL
               (HOME)                          SECURITY NUMBER (COMPLETE
                                               SUBSTITUTE FORM W-9 BELOW)

 ----------------------------------        ----------------------------------
   AREA CODE AND TELEPHONE NUMBER
             (BUSINESS)

                          GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

 X __________________________________________________________________________
                              AUTHORIZED SIGNATURE

 ----------------------------------------------------------------------------
                          NAME (PLEASE PRINT OR TYPE)

 ----------------------------------        ----------------------------------
             FULL TITLE                               NAME OF FIRM

 ----------------------------------------------------------------------------
    ADDRESS

 ----------------------------------------------------------------------------
                                                            INCLUDE ZIP CODE

 ----------------------------------
   AREA CODE AND TELEPHONE NUMBER

 Date_____________ 1997

                                 INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. All signatures on this Letter of Transmittal must be guaranteed by a participant in the Security Transfer Agents Medallion Program or any other "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"), unless (i) this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for the purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered hereby and such holder(s) has (have) not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (ii) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

  2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by stockholders either if Share Certificates are to be forwarded herewith or if a tender of Shares is to be made pursuant to the procedures for delivery by book-entry transfer set forth in Section 3 of the Offer to Purchase. Share Certificates evidencing all physically tendered Shares, or confirmation ("Book-Entry Confirmation") of any book-entry transfer into the Depositary's account at a Book-Entry Transfer Facility of Shares delivered by book-entry transfer as well as a properly completed and duly executed Letter of Transmittal, must be received by the Depositary, at one of the addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). If Share Certificates are forwarded to the Depositary in multiple deliveries, a properly completed and duly executed Letter of Transmittal must accompany each such delivery. Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot comply with the book-entry transfer procedures on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. Pursuant to such procedure, (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date and
(iii) the Share Certificates evidencing all physically tendered Shares (or Book-Entry Confirmation with respect to such Shares), as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 3 of the Offer to Purchase.

  THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH CERTIFICATES AND DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO INSURE TIMELY DELIVERY.

  No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein under "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

  4. Partial Tenders. (Not applicable to stockholders who tender by book-entry transfer.) If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such case, new Share Certificate(s) evidencing the remainder of the Shares that were evidenced by the old Share Certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Share Certificate(s) without alteration, enlargement or any change whatsoever. If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.

  If this Letter of Transmittal is signed by the registered holder(s) of the Shares evidenced by Share Certificates listed and transmitted hereby, no endorsements of Share Certificates or separate stock powers are required unless payment is to be made to or Share Certificates evidencing Shares not tendered or purchased are to be issued in the name of a person other than the registered holder(s), in which case the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Share Certificate(s). Signatures on such certificates and stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, the Share Certificate(s) evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Share Certificate(s). Signatures on such Share Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal or any Share Certificates or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or any person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of such person's authority so to act must be submitted.

  6. Stock Transfer Taxes. Except as set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Share Certificates evidencing Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if Share Certificates evidencing tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such other person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

  7. Special Payment and Delivery Instructions. If a check for the purchase price of any Shares tendered hereby is to be issued, or Share Certificate(s) evidencing Shares not tendered or not purchased are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or if such check or any such Share Certificate is to be sent and/or any Share Certificates are to be returned to someone other than the signer above, or to the signer above but at an address other than that shown in the box entitled "Description of Shares Tendered" above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account maintained at any of the Book-Entry Transfer Facilities as such stockholder may designate under "Special Delivery Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facilities designated above.

  8. Request for Assistance or Additional Copies. Requests for assistance may be directed to, or additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from, the Information Agent or the Dealer Manager at the telephone numbers and address set forth below. Stockholders may also contact their broker, dealer, commercial bank or trust company.

  9. Waiver of Conditions. Except as otherwise provided in the Offer to Purchase, Purchaser reserves the right in its sole discretion to waive in whole or in part at any time or from time to time any of the specified conditions of the Offer or any defect or irregularity in tender with regard to any Shares tendered.

  10. Substitute Form W-9. The tendering stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify, under penalties of perjury, whether he or she is subject to backup withholding of federal income tax. If a tendering stockholder is subject to backup withholding, he or she must cross out item
(2) of the Certification Box on Substitute Form W-9. Failure to provide the information on Substitute Form W-9 may subject the tendering stockholder to 31% federal income tax withholding on the payment of the purchase price. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of payments for surrendered Shares thereafter until a TIN is provided to the Depositary.

  11. Mutilated, Lost, Stolen or Destroyed Certificates. Any holder of a Share Certificate whose certificate(s) has been mutilated, lost, stolen or destroyed should (i) complete this Letter of Transmittal and check the appropriate box on this Letter of Transmittal and (ii) complete and return to the Depositary any additional documentation, including the posting of any indemnity bond, requested by the Depositary. If required by Purchaser, the holder will be required to post a bond in such reasonable amount as Purchaser may direct as indemnity against any claim that may be made against Parent, Purchaser or any of their respective affiliates with respect to such certificate(s).

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE HEREOF), PROPERLY COMPLETED AND DULY EXECUTED, OR AN AGENT'S MESSAGE IN THE CASE OF A BOOK-ENTRY DELIVERY, TOGETHER WITH CERTIFICATES (OR BOOK-ENTRY CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

  Under federal tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payor) with such stockholder's correct TIN on Substitute Form W-9 below. If such stockholder is an individual, the TIN is such stockholder's Social Security Number. If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Offer.

  Certain stockholders (including, among others, certain corporations and foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that stockholder must submit an IRS Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

  If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

  To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of his or her correct TIN by completing the Substitute Form W-9 contained herein, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and that (1) the stockholder is exempt from backup withholding, (2) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends, or (3) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

  The stockholder is required to give the Depositary the social security number or employer identification number of the record owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report. If the tendering stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, he or she should write "Applied For" in the space provided for the TIN in Part I, sign and date the Substitute Form W-9 and sign and date the Certificate of Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I and the Depositary is not provided with a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price until a TIN is provided to the Depositary.

     PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES, L.L.C., AS DEPOSITARY


                        PART I--PLEASE PROVIDE YOUR        SOCIAL SECURITY
 SUBSTITUTE             TIN IN THE BOX AT RIGHT AND          OR EMPLOYER
 FORM W-9               CERTIFY BY SIGNING AND          IDENTIFICATION NUMBER
                        DATING BELOW.
                                                        ----------------------
 DEPARTMENT OF                                          (IF AWAITING TIN WRITE
 THE TREASURY                                               "APPLIED FOR")
 INTERNAL REVENUE       --------------------------------------------------------
 SERVICE



 PAYER'S REQUEST FOR    ------------------------------------------------------
 TAXPAYER               NAME (PLEASE PRINT)
 IDENTIFICATION
 NUMBER (TIN)           ------------------------------------------------------
 AND CERTIFICATION      ADDRESS

                        ------------------------------------------------------
                        CITY                   STATE                  ZIP CODE
--------------------------------------------------------------------------------

 PART II--For Payees NOT subject to backup withholding, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

 CERTIFICATION--UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

  1. The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

  2. I am not subject to backup withholding because either (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

 CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines.)

 Signature: ______________________________   Dated: _____________ 1997

 NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP
       WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number.

 Signature(s): ___________________________   Dated: __________________________

                    The Information Agent for the Offer is:

                             D.F. KING & CO., INC.

                          77 Water Street, 20th Floor
                            New York, New York 10005

                            (212) 269-5550 (collect)
                                       or
                         Call Toll Free: (800) 755-3105

                      The Dealer Manager for the Offer is:

                            LAZARD FRERES & CO. LLC

                              30 Rockefeller Plaza
                            New York, New York 10020
                         (212) 632-6000 (Call Collect)


                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

                                                   NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
                                                    (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)
  SHARE CERTIFICATE(S) AND SHARE(S) TENDERED       APPEAR(S) ON SHARE CERTIFICATE(S) AND SHARE(S)
     (ATTACH ADDITIONAL LIST IF NECESSARY)                            TENDERED)
--------------------------------------------------------------------------------------------------
                 TOTAL NUMBER
     SHARE         OF SHARES          NUMBER
  CERTIFICATE     REPRESENTED        OF SHARES
   NUMBER(S)*  BY CERTIFICATES*     TENDERED**

-------------------------------------------------
-------------------------------------------------
-------------------------------------------------
-------------------------------------------------
-------------------------------------------------
-------------------------------------------------
                TOTAL SHARES:

--------------------------------------------------------------------------------
  * Need not be completed by stockholders tendering by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate delivered to the Depositary are being tendered hereby. See Instruction 4.